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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 28, 2004, in Amendment No. 7 to the Registration Statement on Form S-1 and related Prospectus of Tower Group, Inc.



Reston, Virginia                             /s/ Johnson Lambert & Co.
October 8, 2004                              -----------------------------------
                                                 Johnson Lambert & Co.